                               SCHEDULE 14A INFORMATION
             PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                                 EXCHANGE ACT OF 1934
                                 (AMENDMENT NO.    )

Filed by the Registrant                      [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             BRAUN'S FASHIONS CORPORATION
--------------------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

                                         N/A
--------------------------------------------------------------------------------
       (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1)   Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     2)   Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     4)   Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     5)   Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)   Amount Previously Paid:

          ----------------------------------------------------------------------

     2)   Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     3)   Filing Party:

          ----------------------------------------------------------------------

     4)   Date Filed:

          ----------------------------------------------------------------------

                             BRAUN'S FASHIONS CORPORATION
                                2400 XENIUM LANE NORTH
                              PLYMOUTH, MINNESOTA 55441

                                  ------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                    JULY 22, 1998

                                  ------------------


To the Shareholders:

     Notice is hereby given that the Annual Meeting of Shareholders of Braun's Fashions Corporation (the "Company") will be held at 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota on Wednesday, July 22, 1998 at 3:30 p.m. Central Time for the following purposes as more fully described in the Proxy Statement accompanying this Notice:

     1. To elect two Class 1 directors to serve on the Board of Directors for a term of three years;

     2. To increase the number of shares of Common Stock reserved for issuance under the Company's 1997 Stock Incentive Plan from 300,000 to 450,000 shares;

     3.   To adopt a 1998 Director Option Plan;

     4. To consider and act upon a proposal to approve stock options granted to the Company's non-employee directors;

     5. To ratify the appointment of Price Waterhouse LLP as the Company's independent auditors for the fiscal year ending February 27, 1999; and

     6. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only shareholders of record at the close of business on June 12, 1998, are entitled to notice of and to vote at the meeting or any adjournment thereof.

     Your attention is directed to the accompanying Proxy Statement for the text of the matters to be proposed at the meeting and further information regarding each proposal to be made.

     SHAREHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE ASKED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE IN PERSON IF YOU WISH.


                              By Order of the Board of Directors


                              Nicholas H. Cook
                              Chairman of the Board

June 15, 1998
Minneapolis, Minnesota

                             BRAUN'S FASHIONS CORPORATION
                                2400 XENIUM LANE NORTH
                              PLYMOUTH, MINNESOTA 55441

                                  ------------------

                                   PROXY STATEMENT

                                  ------------------


                    ANNUAL MEETING OF SHAREHOLDERS - JULY 22, 1998

                         INFORMATION CONCERNING SOLICITATION
                                      AND VOTING

     This Proxy Statement is furnished by the Board of Directors of Braun's Fashions Corporation (the "Company") in connection with the solicitation of proxies to be used at the Annual Meeting of Shareholders (the "Meeting") of the Company to be held on Wednesday, July 22, 1998, at 3:30 p.m. Central Time, at 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota, and at all adjournments thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. ANY PROXY IN WHICH NO DIRECTION IS SPECIFIED WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS TO BE CONSIDERED. This Proxy Statement and the Notice of Meeting and Proxy are being mailed to shareholders on or about June 15, 1998.

     The close of business on June 12, 1998 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the Meeting. At that date, the Company's outstanding voting securities consisted of 4,523,393 shares of common stock, par value $.01 per share (the "Common Stock"). On all matters which will come before the Meeting, each shareholder or his proxy will be entitled to one vote for each share of Common Stock of which such shareholder was the holder of record on the record date.
The aggregate number of votes cast by all shareholders present in person or by proxy at the Meeting will be used to determine whether a motion is carried. Thus, an abstention from voting on a matter by a shareholder, while included for purposes of calculating a quorum for the Meeting, has no effect on the item on which the shareholder abstained from voting. In addition, although broker "non-votes" will be counted for purposes of attaining a quorum, they will have no effect on the vote.

     Any Proxy given pursuant to this solicitation may be revoked by the person giving it at any time prior to its use by (i) delivering to the principal office of the Company a written notice of revocation, (ii) filing with the Company a duly executed Proxy bearing a later date or (iii) attending the Meeting and voting in person.

     The costs of this solicitation will be borne by the Company. The Company will request brokerage houses and other nominees, custodians and fiduciaries to forward soliciting material to beneficial owners of the Company's Common Stock. The Company will reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to beneficial owners.

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of May 1, 1998: (i) by each of the executive officers included in the Summary Compensation Table set forth under the caption "Executive Compensation;" (ii) by each director; (iii) by all directors and executive officers of the Company as a group; and (iv) by each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of the Company's Common Stock.

                                   NUMBER OF SHARES           PERCENT OF SHARES
    NAME                           BENEFICIALLY OWNED         BENEFICIALLY OWNED
    ----                           ------------------         ------------------

OFFICERS AND DIRECTORS
----------------------
Nicholas H. Cook                         97,600(1)                   2.1
Herbert D. Froemming                    149,824(2)                   3.3
William J. Prange                        44,500(3)                     *
Joseph E. Pennington                     15,333(4)                     *
Ralph C. Neal                             5,000(5)                     *
Marc C. Ostrow                          215,000(6)(7)                4.7
James J. Fuld, Jr.                      152,113(7)(8)                3.4
Donald D. Beeler                         18,333(9)                     *
Larry C. Barenbaum                       18,333(9)                     *

5% SHAREHOLDERS
---------------

McCullough, Andrews & Cappiello, Inc.   312,000(10)                  6.9

All directors and executive
officers as group (9 persons)           739,903(11)                 14.9

---------------------------------
*Less than 1%

(1)    Includes 97,600 shares issuable pursuant to options granted.
(2)    Includes 83,000 shares issuable pursuant to options granted.
(3)    Includes 44,500 shares issuable pursuant to options granted.
(4)    Includes 13,333 shares issuable pursuant to options granted.
(5)    Includes 5,000 shares issuable pursuant to options granted.
(6) Mr. Ostrow's address is c/o Pennwood Capital Corporation, 477 Madison Avenue, New York, New York 10022.
(7)    Includes 15,000 shares issuable pursuant to options granted.
(8) Mr. Fuld's address is c/o James J. Fuld, Jr. Corp., 605 Third Avenue, Suite 3500, New York, New York 10158.
(9)    Includes 8,333 shares issuable pursuant to options granted.
(10) The address of McCullough, Andrews & Cappiello, Inc. is 101 California Street, San Francisco, California 94111.
(11) This figure includes outstanding shares and options described in the preceding footnotes.

                                     PROPOSAL ONE
                                ELECTION OF DIRECTORS

GENERAL

     The Company's Certificate of Incorporation provides that the Board of Directors be divided into three classes of directors of as nearly equal size as possible. The Company's Bylaws further provide that the total number of directors will be determined exclusively by the Board of Directors. Directors are elected for a term of three years and the terms are staggered. Nicholas H. Cook and Marc C. Ostrow are the directors in the class whose term expires at the Meeting. Management and the Board of Directors have nominated and recommended that Nicholas H. Cook and Marc C. Ostrow be reelected as Class 1 directors, to hold office until the 2001 Annual Meeting of Shareholders and until their respective successors are duly elected and qualified. Both of the nominees are members of the Board of Directors of the Company and have served in that capacity since originally elected or designated as indicated below.

     There is no family relationship among the nominees or between any nominee and any of the Company's other directors.

VOTING INFORMATION

     Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect Messrs. Cook and Ostrow. The affirmative vote of the majority of shares of Common Stock present and entitled to vote at the Meeting is necessary to elect each nominee. A shareholder submitting a Proxy may vote for all or any of the nominees for election to the Board of Directors or may withhold his or her vote from all or any of such nominees. IF A SUBMITTED PROXY IS PROPERLY SIGNED BUT UNMARKED IN RESPECT OF THE ELECTION OF DIRECTORS, IT IS INTENDED THAT THE PROXY AGENTS NAMED IN THE PROXY WILL VOTE THE SHARES REPRESENTED THEREBY FOR THE ELECTION OF ALL OF THE NOMINEES. Both of the nominees have agreed to serve the Company as a director if elected. However, should any nominee become unwilling or unable to serve if elected, the Proxy Agents named in the Proxy will exercise their voting power in favor of such other person as the Board of Directors of the Company may recommend. The Company's Certificate of Incorporation prohibits cumulative voting and each director will be elected by a majority of the voting power of the shares present and entitled to vote at the Meeting.

     The table below gives certain information concerning the nominees and other directors:

                                                                                                       DIRECTOR
 NAME                                   AGE      NOMINEE OR CONTINUING DIRECTOR IN TERM                 SINCE
 ----                                   ---      --------------------------------------                --------
 Nicholas H. Cook ..................     57      Director; nominee with term expiring in 2001           1987

 Marc C. Ostrow(1) .................     52      Director; nominee with term expiring in 2001           1986

 Herbert D. Froemming ..............     61      Director with term expiring in 2000                    1990

 James J. Fuld, Jr.(2) .............     50      Director with term expiring in 2000                    1986

 Larry C. Barenbaum(1)(2) ..........     51      Director with term expiring in 1999                    1992

 Donald D. Beeler(1)(2) ............     62      Director with term expiring in 1999                    1992

-------------------
(1)    Member of Compensation Committee
(2)    Member of Audit Committee

NOMINEES AND DIRECTORS


CLASS 1 NOMINEES

     NICHOLAS H. COOK has served the Company in various capacities since 1977. Mr. Cook has been Chairman of the Board since January 1992, Chief Executive Officer from December 1990 through February 1998, and a director since October 1987. From December 1990 to June 1994, he also served as the Company's President and from February 1987 to December 1990, he was a Vice President.

     MARC C. OSTROW has served as a director of the Company since 1986. From November 1986 until November 1991, Mr. Ostrow served as Chairman of the Board of the Company, and until December 1990, also acted as President (on an unpaid basis) of Braun's Holding Company, Inc. Since 1979, Mr. Ostrow's principal occupation has been as Chairman, President and Chief Executive Officer of Pennwood Capital Corporation, a private venture capital investment and management firm.

CLASS 2 DIRECTORS

     LARRY C. BARENBAUM has served as a director of the Company since March 1992. From 1986 to November 1991, Mr. Barenbaum was President and Chief Executive Officer of Lawrence Jewelry Company, a fashion, wholesale jewelry distribution company he founded in 1970. Since November 1991, Mr. Barenbaum has been self-employed as President of LCB Enterprises, Inc., a small business investment and acquisition company specializing in the product distribution and marketing fields. Mr. Barenbaum also served as President of ACII Corp., a distributor of fashion accessories, which filed under Chapter 7 of the United States Bankruptcy Code on December 26, 1996. Mr. Barenbaum also serves on the Board of Directors of Signal Bank and United Community Bancshares, Inc.

     DONALD D. BEELER has served as a director of the Company since March 1992. Since 1986, Mr. Beeler has been Chairman and Chief Executive Officer of Snyder's Drug Stores, Inc. ("Snyder's"), a Minneapolis-based retailer which operates a chain of 56 stores. In addition, Snyder's operates a wholesale program, by contract, which supplies over 800 independent retailers in the United States.

CLASS 3 DIRECTORS

     HERBERT D. FROEMMING has served the Company as Vice Chairman since July 1997. He was President and Chief Operating Officer from June 1994 through June 1997. Mr. Froemming was Secretary from December 1990 through February 1998, and Treasurer from January 1989 through February 1998. From January 1989 until May 1994, Mr. Froemming served as the Company's Chief Financial Officer and, from

March 1992 to June 1994, Mr. Froemming was a Senior Vice President. He has been a director of the Company since May 1990. From June 1984 until January 1989, Mr. Froemming was self-employed and was affiliated with Sullivan Associates, Inc. as a turnaround consultant for financially troubled companies. From September 1978 to June 1984, he was Senior Vice President of Gamble Skogmo, Inc., a merchandising and financial services conglomerate, and Wickes Companies, Inc. which acquired Gamble Skogmo in 1980.

     JAMES J. FULD, JR. has served as a director of the Company since 1986. From November 1986 to December 1990, he served as Secretary of the Company. Since December 1979, Mr. Fuld has been the Chairman, President and sole shareholder of James J. Fuld, Jr. Corp., a private financial and management consulting firm.

     The Company operated its business as debtor-in-possession under Chapter 11 of the United States Bankruptcy Code from July 1996 until December 1996, when the Company's Plan of Reorganization was approved by creditors and shareholders and was confirmed by the Bankruptcy Court. All of the nominees and directors served as directors of the Company during this period.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     During the fiscal year ended February 28, 1998, the Board of Directors held four meetings. Each director attended at least 75% of the aggregate total number of meetings of the Board of Directors plus the total number of meetings of all committees of the Board on which he served.

     The Audit Committee recommends to the Board of Directors the selection of independent accountants and reviews the activities and reports of the independent accountants as well as the internal accounting controls of the Company. The Audit Committee is comprised of Messrs. Fuld, Barenbaum and Beeler and held two meetings during the last fiscal year.

     The Compensation Committee determines the compensation for executive officers of the Company and establishes the Company's compensation policies and practices. The Compensation Committee also grants stock options to employees of the Company, including officers who are not directors of the Company, pursuant to the Company's Stock Option Plan. The Compensation Committee is comprised of Messrs. Ostrow, Barenbaum and Beeler and held four meetings during the last fiscal year.

     The Company has no nominating committee or any committee performing those functions. The Board as a whole performs the functions which would otherwise be delegated to a nominating committee.

COMPENSATION OF DIRECTORS

     In fiscal 1998, the Company compensated directors who are not employed by the Company or its affiliates $8,000 per year, payable quarterly, plus expenses. In addition, in July 1997, the outside directors were each granted an option to purchase 15,000 shares of Common Stock at an exercise price of $8.75 per share.

Effective in fiscal 1999, directors who are not employed by the Company will be paid $12,000 per year, payable quarterly, plus expenses. Committee members will also receive $1,000 per year for serving on a committee and committee chairpersons will receive $2,000 per year.

1992 DIRECTOR STOCK OPTION PLAN

     Effective March 1, 1992, the Company established the 1992 Director Stock Option Plan (the "1992 Director Plan"), which provides for the issuance by the Company of a maximum of 40,000 shares of Common Stock to non-employee directors upon the exercise of options.

     The 1992 Director Plan provides for the automatic grant of non-qualified options to purchase 10,000 shares of Common Stock, at an exercise price equal to the fair market value of the shares on the date of grant, to each non-employee director when such non-employee director becomes a member of the Board for the first time. Such options will vest over a three-year period, with one-third of such options becoming exercisable on each of the first, second and third anniversaries of the date of grant. Options which expire, or are cancelled or terminated without having been exercised, may be regranted to other non-employee directors under the 1992 Director Plan. The 1992 Director Plan terminates on March 1, 2002.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 as amended (the "Securities Act") requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Forms 4 or 5 with the Securities and Exchange Commission (the "Commission") and The NASDAQ Stock Market. Such officers, directors and ten percent shareholders are also required by the Commission's rules to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on its review of the copies of such forms received by it, or representation from certain reporting persons that no Forms 5 were required for such persons, the Company believes that during the fiscal year ended February 28, 1998, all Section 16(a) filing requirements applicable to its officers, directors and ten percent stockholders were complied with.


                                EXECUTIVE COMPENSATION

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     Decisions and recommendations regarding the compensation of the Company's executives are made by a three member Compensation Committee (the "Committee") composed entirely of non-employee directors. The Committee has responsibility to review, establish and change compensation programs for the Company's officers to most accurately reflect the current needs of the Company and best measure and reward the performances of its executives. The following is a report of the Compensation Committee of the Company describing the compensation policies and rationale applicable to the Company's executive officers with respect to the compensation paid to such executive officers for the year ended February 28, 1998.

TO THE BOARD OF DIRECTORS:

COMPENSATION PHILOSOPHY

     The Company's executive compensation programs are designed to attract and retain highly qualified executives and to motivate them to maximize shareholder value by achieving strategic Company goals. The Committee attempts to balance short and long-term considerations in appropriately rewarding individuals who are responsible for the Company's profitability, growth and enhancement of shareholder value. Compensation for executive officers consists of: (i) base salary, (ii) an annual cash incentive award, and (iii) a long-term incentive, through a stock option plan. The Committee strongly believes that management's compensation should be structured to emphasize the relationship between pay and performance by placing a portion of compensation at risk and subject to the achievement of financial goals and objectives. Additionally, such qualitative factors as leadership skills, planning initiatives, technical skills, and employee development have been deemed to be important factors to take into account in considering levels of compensation.

COMPONENTS OF COMPENSATION

     BASE COMPENSATION - It is the Company's policy to pay competitive base compensation to its executive officers, as measured against the norms for similar positions in companies of similar size and characteristics. The Committee annually reviews and, if appropriate, adjusts executive officers' salaries based on an evaluation of each officer's performance as well as the performance of the Company as a whole. In making individual base salary recommendations, the Committee considers the executive's sustained performance against his or her individual job responsibilities including, where appropriate, the impact of such performance on the business results of the Company, as well as the executive's experience, management and leadership ability and potential for advancement, his or her compensation history and the Company's performance.

     CASH INCENTIVE AWARDS - To encourage performance and to provide a direct link with executive compensation, the Company pays annual cash bonuses in accordance with the Braun's Management Bonus Plan (the "Plan"). Under the Plan, bonuses are primarily based on the Company's performance as measured against the Company's business plan. Annual pre-tax earnings targets are set by the Committee based on the Company's pre-tax earnings budget and other objective criteria as approved by the Committee. Actual annual incentive payments are based upon a pre-bonus, pre-tax earnings performance formula. The Committee may also make discretionary bonuses based on individual achievement.

     LONG-TERM INCENTIVE COMPENSATION - The Committee believes that granting stock options to executive officers and key employees provides an incentive for them to make decisions which are in the long-term best interest of the Company. In determining stock option grants, the Committee considers the executive's contribution to the Company's performance and his or her anticipated future contributions toward meeting the Company's long-term strategic goals, as well as industry practice.

CHIEF EXECUTIVE OFFICER'S COMPENSATION

     The base salary of Nicholas H. Cook, the Company's Chief Executive Officer, under his employment agreement was $240,000 in fiscal 1998. In accordance with the Company's bonus plan, Mr. Cook received a bonus of $121,794 last year. In fiscal 1998, the Committee awarded Mr. Cook options to purchase 10,000 shares of Common Stock. The Committee believes that the grant of these options provides a substantial incentive and further aligns the interest of senior management with shareholders.

May 15, 1998                  Members of the Compensation Committee

                              Marc C. Ostrow, Chairman
                              Larry C. Barenbaum
                              Donald D. Beeler

SUMMARY COMPENSATION TABLE

     The following table sets forth, the cash and noncash compensation for each of the last three fiscal years awarded to or earned by the Chief Executive Officer of the Company and the other four most highly compensated executive officers of the Company.


                              SUMMARY COMPENSATION TABLE

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

                                             ANNUAL COMPENSATION                              LONG-TERM
                         ----------------------------------------------------------------    COMPENSATION
                                                                                             ------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                            OTHER ANNUAL         AWARDS           ALL OTHER
       NAME AND           FISCAL            SALARY            BONUS         COMPENSATION        OPTIONS          COMPENSATION
  PRINCIPAL POSITION       YEAR              ( $ )           ( $ )(1)        (  $  )(2)         ( # )(3)          (  $  )(4)
  ------------------      ------            ------           -----          ------------        --------          -------
-------------------------------------------------------------------------------------------------------------------------------
 Nicholas H. Cook          1998             240,000           121,794            --              10,000               555
  Chairman, Chief          1997             231,000            15,000            --              87,600(5)            468
  Executive Officer        1996             231,000                              --                   0               435

-------------------------------------------------------------------------------------------------------------------------------

 Herbert D. Froemming(6)   1998             210,000           121,794            --              10,000             3,108
  Vice Chairman, Chief     1997             200,000            15,000            --              87,600(5)          2,922
  Financial and            1996             200,000              --              --                   0             1,770
  Administrative Officer

-------------------------------------------------------------------------------------------------------------------------------

 William J. Prange(7)      1998             203,333           121,794            --              10,000             2,538
  President, Chief         1997             165,000            10,000            --              85,000(5)          2,147
  Merchandising            1996             165,000              --              --                   0             1,144
  Officer

-------------------------------------------------------------------------------------------------------------------------------

 Joseph E.                 1998             141,667            76,121            --              25,000                 0
 Pennington(8)             1997               5,625              --              --              25,000                 0
  Senior Vice President    1996                --                --              --                   0                 0
  of Merchandise
  Planning and
  Distribution

-------------------------------------------------------------------------------------------------------------------------------

 Ralph C. Neal(9)          1998             156,667            76,121            --              25,000               600
  Senior Vice President    1997              65,967              --              --              25,000                 0
  of Store Operations      1996                --                --              --                   0                 0
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

(1)    Reflects bonus earned during the fiscal year.

(2) "Other Annual Compensation" includes the following, to the extent that the aggregate amount thereof exceeds the lesser of $50,000 or 10% of the total annual salary and bonus reported for the individual: personal benefits received by the named individuals and amounts reimbursed the individuals during the year for payment of taxes.

(3) On February 27, 1998, in connection with management succession agreements, the Company accelerated the vesting schedule on 83,000 options to each of Messrs. Cook and Froemming, respectively, which had remaining vesting schedules ranging from three to five years.

(4) "All Other Compensation" includes the following amounts contributed by the Company during the fiscal year under the Company's Retirement Savings Plan for each of the named officers: $2,375, $2,234, and $1,125 for Mr. Froemming in 1998, 1997 and 1996, respectively, $2,375, $1,997 and $1,031 for Mr. Prange for 1998, 1997 and 1996, respectively, and $600 for Mr. Neal in 1998. Insurance premiums were paid on behalf of each named executive officer in the amount of $555 for Mr. Cook, $733 for Mr. Froemming and $163 for Mr. Prange in 1998, $468 for Mr. Cook, $688 for Mr. Froemming and $150 for Mr. Prange in 1997 and $435 for Mr. Cook, $645 for Mr. Froemming and $113 for Mr. Prange in 1996.

(5) Includes options which were repriced in June 1996, including 77,600 for each of Messrs. Cook and Froemming and 50,000 for Mr. Prange.

(6) Mr. Froemming will be employed with the Company until June 30, 1998 at which time he has elected to take early retirement.

(7)    Mr. Prange was promoted to Chief Executive Officer on February 27, 1998.

(8) Mr. Pennington became employed by the Company in February 1997 as Vice President and was promoted to Executive Vice President and Chief Operating Officer on February 27, 1998.

(9) Mr. Neal became employed by the Company in August 1996 as Vice President and was promoted to Executive Vice President/Store Operations on February 27, 1998


 .                       OPTION/SAR GRANTS IN LAST FISCAL YEAR

       The following table provides information on option grants in fiscal 1998 to the named executive officers:

--------------------------------------------------------------------------------------------------------------------------
                                                    Individual Grants
--------------------------------------------------------------------------------------------------------------------------
                                                     % of                                         Potential Realizable
                                                Total Options/                                  Value at Assumed Annual
                                                     SARs                                         Rates of Stock Price
                                   Options/       Granted to       Exercise                      Appreciation for Option
                                     SARs         Employees         or Base                             Term (2)
                                    Granted       in Fiscal          Price       Expiration    ---------------------------
               Name                   (#)          Year (1)          ($/sh)         Date             5%          10%

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
 Nicholas H. Cook                    10,000          8.7%             8.75         7-17-07         55,028      139,452

--------------------------------------------------------------------------------------------------------------------------
 Herbert D. Froemming                10,000          8.7%             8.75         7-17-07         55,028      139,452

--------------------------------------------------------------------------------------------------------------------------
 William  J. Prange                  10,000          8.7%             8.75         7-17-07         55,028      139,452

--------------------------------------------------------------------------------------------------------------------------
 Joseph E. Pennington                25,000          21.7%            8.75         7-01-07        137,571      348,631

--------------------------------------------------------------------------------------------------------------------------
 Ralph C. Neal                       25,000          21.7%            8.75         7-01-07        137,571      348,631

--------------------------------------------------------------------------------------------------------------------------

(1)    The Company granted 115,000 options to employees during fiscal 1998.

(2) The dollar amounts under these columns are the result of calculations at the assumed 5% and 10% rates mandated by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's stock price. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula which will determine with reasonable accuracy a present value based on future unknown or volatile factors. No gain to the optionees is possible without an increase in stock price which will benefit all stockholders commensurably.


       The following table sets forth, for each of the executive officers named in the Summary Compensation Table above, the year-end value of unexercised options.

             OPTION EXERCISES AND VALUE OF OPTIONS AT END OF FISCAL 1998

-----------------------------------------------------------------------------------------------------------------------
                                                        NUMBER OF UNEXERCISED            VALUE OF UNEXERCISED
                                                          OPTIONS AT END OF              IN-THE-MONEY OPTIONS
                           SHARES                          FISCAL 1998 (#)             AT END OF FISCAL 1998 (1)
                          ACQUIRED                  ------------------------------     -------------------------
                             ON          VALUE
           NAME           EXERCISE      REALIZED     EXERCISABLE    UNEXERCISABLE     EXERCISABLE    UNEXERCISABLE
           ----          ----------     --------    -------------  ---------------   -------------  ---------------
                            (#)          ($)(1)
                            ---          ------
-----------------------------------------------------------------------------------------------------------------------
  Nicholas H. Cook           0             N/A         97,600             0            $705,000            0
-----------------------------------------------------------------------------------------------------------------------
  Herbert D. Froemming     14,600        158,775       83,000             0            $605,538            0
-----------------------------------------------------------------------------------------------------------------------
  William J. Prange          0             N/A         14,167          80,833           $96,513        $588,175
-----------------------------------------------------------------------------------------------------------------------
  Joseph E. Pennington       0             N/A          8,334          41,666           $22,398         $96,352
-----------------------------------------------------------------------------------------------------------------------
  Ralph C. Neal            8,334          95,841          0            41,666              0           $169,273
-----------------------------------------------------------------------------------------------------------------------

(1) Value based on market value of the Company's Common Stock on February 27, 1998 less the exercise price.


EMPLOYMENT AND OTHER AGREEMENTS

     In March 1998, the Company entered into three-year employment agreements with Messrs. Prange, Pennington and Neal (the "Employment Agreements"). The Employment Agreements further provide for one-year automatic extensions if the Employment Agreements are not terminated by the Company or the executive.
 In fiscal 1999, the Employment Agreements provide for annual base salaries to Messrs. Prange, Pennington and Neal of $300,000, $175,000 and $175,000, respectively. The Employment Agreements also provide that Messrs. Prange, Pennington and Neal are entitled to certain severance benefits in the event that their employment is terminated by the Company "without cause" or by such executive following a "change of control" (both as defined in the Employment Agreements). Upon such termination, the executive would receive his salary for one year following notice of termination, less any cash compensation earned by the executive by other reemployment during the period; provided, however, the executive shall receive the full base salary for the remaining term of the contract if there is a "change of control" (i) during fiscal 1999 at a price above $20 per share, (ii) during fiscal 2000 at a price above $25 per share or (iii) during fiscal 2001 at a price above $30 per share. The Employment Agreements provide for a continuation of salary payments and other benefits thereunder in the event of disability of the executive (reduced by any disability insurance benefits received by such executive) or death (up to the benefit of any life insurance policies obtained by the Company with respect to such executive). Each of the Employment Agreements contains a covenant not to compete with the Company for (i) the period during which they receive severance benefits in the event of their termination by the Company "without cause" or at their election upon a "change of control," and (ii) a period of one year in the event of their termination for any other reason.

     On February 26, 1998, the Company entered into a Management Succession and Separation Agreement with each of Messrs. Cook and Froemming. Mr. Cook's agreement provides that he shall continue to serve as the Company's Chairman of the Board through August 31, 1999. Mr. Cook shall remain employed on a full-time basis through August 31, 1998 and thereafter at such time as may be required by the Board of Directors. Mr. Cook shall receive an annual salary of $175,000 from April 1, 1998 through August 31, 1999, and an annual salary of $100,000 from September 1, 1999 through August 31, 2001.

     Mr. Froemming's agreement provides that he shall continue to serve as the Company's Vice Chairman through June 30, 1998. The agreement provides that on June 30, 1998 in connection with his separation, the Company shall in one installment pay Mr. Froemming his annual salary of $210,000.

     The agreements also provide that 83,000 unvested options previously granted to each of Messrs. Cook and Froemming became fully vested and immediately exercisable on February 26, 1998. The Company has also agreed to provide Messrs. Cook and Froemming with a loan of up to $200,000 each solely in connection with the exercise of outstanding stock options. These loans, if utilized, will have a term of three years and bear interest at a rate of 7% per year. The loans have a mandatory repayment provision which is triggered upon meeting certain conditions relating to the sale of shares of the Company's Common Stock underlying these stock options.

MANAGEMENT BONUS PLAN

     Effective March 1990, the Company established the Braun's Management Bonus Plan (the "Bonus Plan") under which certain key management employees of the Company, including all executive officers, are eligible to receive annual bonuses. Bonuses under the Bonus Plan are based on a comparison of targeted pre-tax earnings (as determined on an annual basis by the Compensation Committee) to the Company's actual pre-tax earnings. In the event that actual pre-tax earnings are less than or equal to the hurdle rate set by the Compensation Committee from time-to-time, no bonuses are paid by the Company.
 In fiscal 1998, Messrs. Cook, Froemming, Prange, Pennington and Neal received bonuses of $121,794, $121,794, $121,794, $76,121 and $76,121,
respectively.

SECTION 401(k) PLAN

     Effective March 1991, the Company established the Braun's Fashions, Inc. Retirement Savings Plan, a voluntary tax deferred retirement plan qualified under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "401(k) Plan"). Pursuant to the 401(k) Plan, eligible employees (employed at the Company for more than one year) may elect to contribute up to 16% of their compensation, subject to limitations under the Internal Revenue Code, to the 401(k) Plan. The Company is permitted to make discretionary matching contributions of up to 25% of the first 6% of the participant's pre-tax contributions. Matching contributions vest at a rate of 25% per year. Neither employee nor Company contributions to the 401(k) Plan are taxable to the employee until such amounts are distributed to the employee, and Company contributions are tax deductible by the Company at the time of contribution. The Company made a contribution for fiscal 1998 in the amount of $55,954, including $2,375 on behalf of Mr. Froemming, $2,375 on behalf of Mr. Prange and $600 on behalf of Mr. Neal.

                            COMPARATIVE STOCK PERFORMANCE

     The graph below compares the cumulative total shareholder return on the Common Stock of the Company since February 27, 1993 to the cumulative total shareholder return over such period of (i) the NASDAQ Stock Market (U.S. Companies) index and (ii) the NASDAQ Retail Trade index. The information contained in this graph shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates it by reference into any such filing.

                        Braun's Fashions Corporation
                       Comparative Stock Performance
                    Fiscal Year Ended February 29, 1998

Year-end       Trading
  Date          Date       Braun's    Nasdaq (US)   Nasdaq Retail
--------       -------     -------    -----------   -------------
02/27/93       02/26/93     100.00       100.000       100.000
02/26/94       02/25/94      62.50       118.343       110.967
02/25/95       02/24/95      23.86       119.992       101.930
03/02/96       03/01/96      15.34       167.196       120.331
03/01/97       02/28/97      76.14       199.472       134.030
02/28/98       02/27/98      98.30       273.102       177.169

                                     PROPOSAL TWO
                      PROPOSAL TO INCREASE THE NUMBER OF SHARES
                    AUTHORIZED UNDER THE 1997 STOCK INCENTIVE PLAN


GENERAL

     On April 8, 1998, the Company's Board of Directors adopted, subject to shareholder approval, an amendment to the Company's 1997 Stock Incentive Plan (the "1997 Incentive Plan") increasing the number of shares of Common Stock authorized for issuance under the 1997 Incentive Plan by 150,000 shares to 450,000 shares. The Board of Directors believes that stock options have been, and will continue to be, an important compensation element in attracting and retaining key employees. As of the record date for the Meeting, no shares of Common Stock remained available for future grants of stock options under the 1997 Incentive Plan.

SUMMARY OF 1997 INCENTIVE PLAN

     The purpose of the 1997 Incentive Plan is to aid the Company in maintaining and developing management personnel capable of assuring the future success of the Company, to offer such personnel incentives to put forth maximum efforts for the success of the Company's business and to afford such personnel an opportunity to acquire a proprietary interest in the Company. All key employees of the Company are eligible to receive awards under the 1997 Incentive Plan.
The 1997 Incentive Plan terminates in 2007, and no awards may be made after such date. However, unless otherwise expressly provided in the 1997 Incentive Plan, any option granted may extend beyond the termination date of the 1997 Incentive Plan.

     The 1997 Incentive Plan permits the granting of: (a) stock options, including "Incentive Stock Options" meeting the requirements of Section 422 of the Code ("Incentive Stock Options") and (b) stock options that do not meet such requirements ("Nonqualified Stock Options"). The 1997 Incentive Plan is administered by the Company's Compensation Committee (the "Committee"). The Committee has the authority to establish rules for the administration of the 1997 Incentive Plan; to select the key persons to whom options are granted; to determine the number of shares of Common Stock covered by such options; and to set the terms and conditions of such options. Determinations and interpretations with respect to the 1997 Incentive Plan are in the sole discretion of the Committee, whose determinations and interpretations are binding on all interested parties. The Committee may delegate to one or more officers the right to grant options with respect to individuals who are not subject to Section 16(b) of the Securities Act.

     The exercise price per share under any stock option cannot be less than 100% of the fair market value of the Company's Common Stock on the date of the grant of such option. Determinations of fair market value under the 1997 Incentive Plan are made in accordance with methods and procedures established by the Committee. For purposes of the 1997 Incentive Plan, the fair market value of shares of Common Stock on a given date is (i) the last sales price of the shares as reported on The NASDAQ Stock Market, if the shares are then being quoted on The NASDAQ Stock Market or (ii) the closing price of the shares on such date on a national securities exchange, if the shares are then being traded on a national securities exchange.

     No option granted under the 1997 Incentive Plan may be assigned, transferred, pledged or otherwise encumbered by the individual to whom it is granted, otherwise than by will, by designation of a beneficiary, or by laws of descent and distribution. Each option is exercisable during such individual's lifetime, only by such individual, or, if permissible under applicable law, by such individual's guardian or legal representative. If any shares of Common Stock subject to any options are not purchased or are forfeited, the shares previously used for such options become available for future grants under the 1997 Incentive Plan.

     If any dividend or other distribution, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, combination, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the shares of Common Stock so that an adjustment is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the 1997 Incentive Plan, the Committee may, in such manner as it deems equitable, adjust
(a) the number and type of shares (or other securities or property) which thereafter may be made the subject of options, (b) the number and type of shares (or other securities or property) subject to outstanding options, and (c) the exercise price with respect to any option. The Committee may correct any defect, supply any omission, or reconcile any inconsistency in the 1997 Incentive Plan or any option agreement in the manner and to the extent it shall be deemed desirable to carry the 1997 Incentive Plan into effect.

     The Board of Directors may amend, alter or discontinue the 1997 Incentive Plan at any time, provided that shareholder approval must be obtainable for any change that (i) absent such shareholder approval, would cause Rule 16b-3 as promulgated by the Securities and Exchange Commission under the Securities Act, to become available with respect to the 1997 Incentive Plan; (ii) requires the approval of the Company's shareholders under any rules or regulations of the National Association of Securities Dealers, Inc. or any securities exchange applicable to the Company; or (iii) requires the approval of the Company's shareholders under the Internal Revenue Code (the "Code") in order to permit Incentive Stock Options to be granted under the 1997 Incentive Plan.

     The following is a summary of the principal federal income tax consequences generally applicable to options under the 1997 Incentive Plan. The grant of an option is not expected to result in any taxable income for the recipient. The holder of an Incentive Stock Option generally will have no taxable income upon exercising the Incentive Stock Option (except that a liability may arise pursuant to the alternative minimum tax), and the Company will not be entitled to a tax deduction when an Incentive Stock Option is exercised. Upon exercising a Nonqualified Stock Option, the optionee must recognize ordinary income equal to the excess of the fair market value of the shares of the Common Stock acquired on the date of exercise over the exercise price, and the Company will be entitled at that time to a tax deduction for the same amount. The tax consequences to an optionee upon a disposition of shares acquired through the exercise of an option will depend on how long the shares have been held and upon whether such shares were acquired by exercising an Incentive Stock
Option or by exercising a Nonqualified Stock Option. Generally, there will be no tax consequences to the Company in connection with disposition of shares acquired under an option, except that the Company may be entitled to a tax deduction in the case of a disposition of shares acquired under an Incentive Stock Option before the applicable Incentive Stock Option holding periods set forth in the Code have been satisfied.

     Special rules apply in the case of individuals subject to Section 16(b) of the Securities Act. In particular, under current law, unless a special election is made pursuant to the Code, shares received pursuant to the exercise of a stock option may be treated as restricted as to transferability and subject to a substantial risk of forfeiture for a period of up to six months after the date of exercise. Accordingly, the amount of any ordinary income recognized, and the amount of the Company's tax deduction, may be determined as of the end of such period. Common Stock acquired under the 1997 Incentive Plan may only be re-offered or resold under an effective registration statement, under Rule 144 or under another exemption from the registration requirements of the Securities Act of 1933, as amended.

BOARD RECOMMENDATION AND SHAREHOLDER VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO AMEND THE 1997 INCENTIVE PLAN. The affirmative vote of a majority of the shares of Common Stock present and entitled to vote at the Meeting on this item of business is necessary to approve the proposal. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to approve the proposal. Shares held by persons who abstain from voting on the proposal and broker "non-votes" will not be voted for or against the proposal. Shares held by persons abstaining will be counted in determining whether a quorum is present for the purpose of voting on the proposal but broker non-votes will not be counted for this purpose.



                                    PROPOSAL THREE
               PROPOSAL TO APPROVE THE 1998 DIRECTOR STOCK OPTION PLAN


GENERAL

     On April 8, 1998, the Board of Directors of the Company adopted the 1998 Director Stock Option Plan (the "1998 Director Plan") and directed that the 1998 Director Plan be submitted to shareholders for consideration at the Meeting.
The following is a summary of the principal features of the 1998 Director Plan and is qualified in its entirety by reference to the complete text of the 1998 Director Plan as set forth as Exhibit A to this Proxy Statement. Shareholders are urged to read the actual text of the 1998 Director Plan.

SUMMARY OF 1998 DIRECTOR PLAN

     The purpose of the 1998 Director Plan is to encourage increased ownership by members of the Company's Board of Directors who are not employees. Under the Company's 1992 Director Plan, options were granted to non-employee directors. Directors who are not employees of the Company will be eligible to receive awards under the 1998 Director Plan. Currently, the Company has four eligible directors.

OPERATION OF THE 1998 DIRECTOR PLAN

     The 1998 Director Plan provides for granting non-qualified stock options to eligible directors upon certain events. The total number of shares of Common Stock that may be issued under the 1998 Director Plan is 100,000 shares, subject to adjustment as provided therein.

     Each eligible director is automatically granted an option to purchase 5,000 shares of Common Stock in the month following each annual meeting of shareholders held after July 22, 1998. The 1998 Director Plan is administered by the Compensation Committee. Unless previously terminated by or with the approval of the Board of Directors, the 1998 Director Plan will terminate on April 8, 2008.

FEDERAL INCOME TAX CONSEQUENCES

     The principal federal income tax consequences of options granted under the 1998 Director Plan are the same as those discussed above in connection with non-qualified stock options awarded to employees of the Company under the 1997 Incentive Plan.

BOARD RECOMMENDATION AND SHAREHOLDER VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL TO ADOPT THE 1998 DIRECTOR PLAN. The affirmative vote of a majority of the shares of Common Stock present and entitled to vote at the Meeting on this item of business is necessary to approve the proposal. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to approve the proposal. Shares held by persons who abstain from voting on the proposal and broker "non-votes" will not be voted for or against the proposal. Shares held by persons abstaining will be counted in determining whether a quorum is present for the purpose of voting on the proposal but broker non-votes will not be counted for this purpose.

                                    PROPOSAL FOUR
                            APPROVAL OF OPTIONS GRANTED TO
                                NON-EMPLOYEE DIRECTORS


     On July 17, 1997, the Board of Directors granted to each non-employee director, Marc C. Ostrow, James J. Fuld, Jr., Larry C. Barenbaum and Donald D. Beeler, a non-qualified option to purchase 15,000 shares of Common Stock at an exercise price of $8.75 per share, the fair market value of the Common Stock on that date. Such options vest at the rate of 5,000 shares on each of the first three anniversaries of the date of grant provided that such persons continue to serve as a director on such vesting date. These options are subject to shareholder approval and remain exercisable for a period of five years. The options were granted to more fairly compensate such directors for their contributions to the Company, particularly through the Company's recent turnaround, and to provide an incentive for continued high performance.

BOARD RECOMMENDATION AND SHAREHOLDER VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE GRANT OF OPTIONS TO NON-EMPLOYEE DIRECTORS. Ratification of the grant of options to non-employee directors requires the affirmative vote by a majority of the shares of Common Stock present or represented at the Meeting.


                                    PROPOSAL FIVE
                           RATIFICATION AND APPROVAL OF THE
                         APPOINTMENT OF INDEPENDENT AUDITORS

     The Board of Directors selected the accounting firm of Price Waterhouse LLP to serve as its independent auditor for the fiscal year ending February 27, 1999. Price Waterhouse LLP has audited the Company's financial statements since the fiscal year ended March 2, 1991. A proposal to ratify the appointment for the current year will be presented at the Meeting. Representatives of Price Waterhouse LLP are expected to be present at the Meeting. They will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

BOARD RECOMMENDATION AND SHAREHOLDER VOTE REQUIRED

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE SELECTION OF THE INDEPENDENT AUDITOR. Ratification of the selection requires the affirmative vote by a majority of the shares of Common Stock present or represented at the Meeting. Shares held by persons who abstain from voting on the proposal and broker "non-votes" will not be voted for or against the proposal. Shares held by persons abstaining will be counted in determining whether a quorum is present for purposes of voting on the proposal but broker non-votes will not be counted for this purpose. If the appointment is not ratified by the shareholders, the Board of Directors is not obligated to appoint other auditors, but the Board of Directors will give consideration to such unfavorable vote.


                    SHAREHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     Any shareholder proposals intended to be presented at the Company's next annual meeting of shareholders must be received by the Company at its office located at 2400 Xenium Lane North, Plymouth, Minnesota 55441 on or before January 31, 1999 to be considered for inclusion in the Company's proxy statement and form of proxy relating to such meeting.


                                    OTHER MATTERS

     A copy of the Company's Annual Report on Form 10-K for the year ended February 28, 1998, is included with this Proxy Statement.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Meeting in accordance with the directions given. In voting by proxy in regard to the election of the two Class 1 directors to serve until the 2001 Annual Meeting of Shareholders, shareholders may vote in favor of both nominees or withhold their votes as to both nominees or withhold their votes as to specific nominees. With respect to other items to be voted upon, shareholders may vote in favor of the item or against the item or may abstain from voting. Shareholders should specify their choices on the enclosed Proxy. Any Proxy in which no direction is specified will be voted in favor of each of the matters to be considered.

     The Board of Directors does not intend to bring any matters before the Meeting other than as stated in this Proxy Statement and is not aware that any other matters will be presented for action at the Meeting. Should any other matters be properly presented, the person named in the enclosed form of Proxy will vote the Proxy with respect thereto in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.




                                        By Order of the Board of Directors,



                                        Nicholas H. Cook
                                        Chairman of the Board

June 15, 1998
Minneapolis, Minnesota

                             BRAUNS FASHIONS CORPORATION
                           1998 DIRECTOR STOCK OPTION PLAN


     The purpose of the Brauns Fashions Corporation 1998 Director Stock Option Plan (the "Option Plan") is to attract and retain persons of outstanding competence to serve on the Board of Directors of Brauns Fashions Corporation (the "Company").

     1. ADMINISTRATION. The Option Plan will be administered by the Board of Directors of the Company. Grants of stock options under the Option Plan ("Options") and the amount and nature of the Options so granted will be automatic, as described below.

     2. STOCK SUBJECT TO THE OPTION PLAN. An aggregate of 100,000 shares of Common Stock, par value $.0l per share ("Common Stock"), of the Company are reserved for issuance under the Option Plan. The number of shares authorized for issuance under the Option Plan may be increased from time to time by approval of the Board of Directors and, if required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 or the applicable rules of any securities exchange or the NASD, the shareholders of the Company. In the event of any reorganization, merger, recapitalization, stock dividend, stock split, or similar change in the corporate structure or shares of the Company, appropriate adjustments will be made to the number and kind of shares reserved for issuance under the Option Plan and pursuant to outstanding Options and to the exercise price of outstanding Options.

     3. AUTOMATIC OPTION GRANTS. Under the Option Plan, each non-employee director will automatically be granted Options to purchase shares of Common Stock as follows:

               i. On the date of the 1998 annual meeting of shareholders, each non-employee director will automatically be granted an Option to purchase 5,000 shares of Common Stock.

               ii. Thereafter, on the date of each subsequent annual meeting of shareholders at which the non-employee director is reelected, or otherwise continues to serve as a director pursuant to the current three year terms, to the Board of Directors, the non-employee director shall automatically be granted an additional Option to purchase 5,000 shares of Common Stock.

     4. VESTING, EXERCISABILITY AND EXPIRATION. All Options granted under the Option Plan shall be fully vested when granted, but may not be exercised until six months following the date of grant. All Options granted under the Option Plan shall expire five years after the date of grant.

     5. TRANSFERABILITY. No Option granted under the Option Plan is assignable or transferable during the lifetime of the director, either voluntarily or involuntarily. Options shall be exercisable during a director's lifetime only by such director. In the event of the death of a non-employee director, Options granted under the Option Plan may be transferred by will or the laws of descent and distribution and may only be exercised by the executors or administrators of such director's estate or by the person or persons to whom such director's rights under the Option shall pass by the director's will or the laws of descent and distribution.

     6. EXERCISE PRICE. The exercise price of Options granted under the Option Plan shall be equal to the fair market value of one share of Common Stock on the date of grant. For purposes of the Option Plan, "fair market value" is the average of the high and low sales price of the Common Stock, as reported by the NASDAQ National Market System on the date of grant. Payment for the exercise of Options may be made in cash, by personal check payable to the Company, by delivery of shares of Common Stock having an aggregate fair market value on the date of exercise which is not less than the option price, or by a combination thereof.

     7.   PLAN AMENDMENT AND TERMINATION.   The Board of Directors may
suspend or terminate the Option Plan or any portion thereof at any time, and may amend the Option Plan from time to time in any respect, provided that no such amendment will be effective without approval of the shareholders, if shareholder approval is required pursuant to Rule 16b-3 under the Securities Exchange Act of 1934 or the applicable rules of any securities exchange or the NASD. To the extent prohibited under Rule 16b-3 under the Securities Exchange Act of 1934, the Option Plan may not be amended more than once every six months. No termination, suspension or amendment of the Option Plan will alter an outstanding Option without the consent of the holder of such Option. Unless earlier terminated by action of the Board, the Option Plan will terminate on July 17, 2008, and no Option shall be granted after any such termination. Options outstanding upon termination of the Option Plan may continue to be exercised in accordance with their terms.

     8. COMPLIANCE WITH SEC REGULATIONS. It is the Company's intent that the Option Plan comply in all respects with Rule 16b-3 of the Act and any regulations promulgated thereunder. If any provision of this plan is later found not to be in compliance with the Rule, the provision shall be deemed null and void. All grants and exercises of Options under the Option Plan shall be executed in accordance with the requirements of Section 16 of the Act, as amended, and any regulations promulgated thereunder.

     9. SHAREHOLDER APPROVAL. The Option Plan shall be subject to approval by the shareholders holding at least a majority of the voting stock of the Company represented in person or by proxy at a duty held shareholders' meeting, and any Option granted under the Option Plan prior to the date of such approval shall be contingent upon such approval.

     10. EFFECTIVE DATE. This Option Plan shall be effective as of April 8, 1998, subject to shareholder approval of the Option Plan as described above on or before April 8, 1999.

     11. MISCELLANEOUS. Except as otherwise provided herein, no non-employee director shall have any claim or right to be granted an Option under the Option Plan. Neither the Option Plan nor any action hereunder shall be construed as giving any director any right to be retained in the service of the Company.

                                     PROXY
                          BRAUN'S FASHIONS CORPORATION
                 ANNUAL MEETING OF SHAREHOLDERS - JULY 22, 1998

    The undersigned hereby appoints Nicholas H. Cook and William J. Prange, and each of them, with full power of substitution as proxies and agents (the "Proxy Agents") in the name of the undersigned, to attend the Annual Meeting of Shareholders of Braun's Fashions Corporation to be held at 2800 LaSalle Plaza, 800 LaSalle Avenue, Minneapolis, Minnesota on Wednesday, July 22, 1998 at 3:30 p.m. Central Time, or any adjournment thereof, and to vote the number of shares of Common Stock of the Company that the undersigned would be entitled to vote, and with all the power the undersigned would possess, if personally present, as follows.

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
1.         ELECTION OF DIRECTORS         / / FOR all nominees listed below   / / WITHHOLD authority
                                         (EXCEPT AS MARKED TO THE            TO VOTE FOR ALL NOMINEES LISTED
                                         CONTRARY).                          BELOW.
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(TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, STRIKE A LINE THROUGH
                     THE NOMINEE'S NAME IN THE LIST BELOW.)

                                CLASS 1 NOMINEES
                                NICHOLAS H. COOK
                                 MARC C. OSTROW

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2.         PROPOSAL TO INCREASE THE NUMBER OF SHARES UNDER THE 1997 STOCK INCENTIVE PLAN FROM 300,000 TO 450,000
           SHARES.
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            / /  FOR            / /  AGAINST            / /  ABSTAIN

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3.         PROPOSAL TO ADOPT THE 1998 DIRECTOR OPTION PLAN.
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            / /  FOR            / /  AGAINST            / /  ABSTAIN

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4.         PROPOSAL TO RATIFY THE GRANT OF STOCK OPTIONS TO NON-EMPLOYEE DIRECTORS.
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            / /  FOR            / /  AGAINST            / /  ABSTAIN

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5.         PROPOSAL TO RATIFY THE APPOINTMENT OF PRICE WATERHOUSE LLP as the Company's independent auditors for the Company's current fiscal year.
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            / /  FOR            / /  AGAINST            / /  ABSTAIN

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6.         In their discretion, the Proxy Agents are authorized to vote on such other business as may properly come before the meeting or any adjournment thereof.
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    THIS PROXY WHEN PROPERLY EXECUTED AND RETURNED TO THE COMPANY WILL BE VOTED
IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION
IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2, 3, 4 AND 5.

    PLEASE DATE AND SIGN the enclosed proxy exactly as the name(s) appears herein and return promptly in the accompanying envelope. If the shares are held by joint tenants or as community property, both shareholders should sign.

    THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY.

    Receipt of Notice of Annual Meeting of Shareholders, Annual Report on Form 10-K for the year ended February 28, 1998 and Proxy Statement dated June 15, 1998 is hereby acknowledged by the undersigned.

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
                                                    Dated , 1998

                                                    -------------------------------------------------
                                                    Signature

                                                    -------------------------------------------------
                                                    Name, typed or printed

                                                    -------------------------------------------------
                                                    Tax identification or
                                                    social security number
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